SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 22, 2004

                         AUTOMATIC DATA PROCESSING, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                         1-5397               22-1467904
(State or other jurisdiction            (Commission           (IRS Employer
      of incorporation)                 File Number)        Identification No.)


            ONE ADP BOULEVARD,
           ROSELAND, NEW JERSEY                                     07068
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (973) 974-5000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On June 22, 2004, Automatic Data Processing, Inc., a Delaware corporation ("ADP"), announced that it had entered into a Stock Purchase Agreement by and among ADP, ADP Atlantic, Inc., a Delaware corporation ("ADP Atlantic"), Quick & Reilly/Fleet Securities, Inc., a Delaware corporation and the Bank of America Corporation, a Delaware corporation, pursuant to which ADP Atlantic has agreed to acquire all of the issued and outstanding shares of the capital stock of Fleet Securities Inc., a New York corporation, as well as certain assets and liabilities of the BrokerDealer Services division of Banc of America Securities LLC.

A press release announcing the signing of the purchase agreement is filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits


   EXHIBIT NUMBER            DESCRIPTION
   --------------            -----------

         99.1                Press Release of Automatic Data Processing, Inc.
                             dated June 22, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 22, 2004

                                         AUTOMATIC DATA PROCESSING, INC.



                                         By: /s/ Karen E. Dykstra
                                            -----------------------------------
                                             Name:  Karen E. Dykstra
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NUMBER         DESCRIPTION
--------------         -----------

    99.1               Press Release of Automatic Data Processing, Inc.
                       dated June 22, 2004